UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the registrant  ☒ Filed by a party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

SERVICE BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Service Bancorp, Inc.

81 Main Street

Medway, Massachusetts 02053

(508) 533-4343

September 25, 2006

We cordially invite you to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Service Bancorp, Inc. (the “Company”). The Annual Meeting will be held at The Hawthorne Suites, 385 Upper Union Street, Franklin, Massachusetts on Tuesday, October 24, 2006, at 3:00 p.m., Eastern Standard Time.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will also report on the operations of the Company. Directors and Officers of the Company, as well as representatives of our independent registered public accounting firm, will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report on Form 10-KSB, which contains detailed information concerning the activities and operating performance of the Company.

The Annual Meeting has been called to consider the following proposals:

1.	To elect three Directors of the Company, each to serve for a three-year term and until his successor is duly elected and qualified.

2.	To ratify Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2007.

3.	To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

The Board of Directors of the Company unanimously recommends that stockholders vote “FOR” approval and adoption of proposals One and Two. In addition, it is expected that the Company’s majority stockholder, Service Bancorp, MHC, will vote “FOR” these proposals.

On behalf of the management and Directors of the Company, I am pleased to be able to send you the enclosed Proxy Statement, which includes information about the Company and details about the proposals. I urge you to read these materials carefully.

Sincerely,

Pamela J. Montpelier

President and Chief Executive Officer

REGARDLESS OF THE NUMBER OF SHARES YOU MAY OWN, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. ACCORDINGLY, PLEASE PROMPTLY SIGN AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON WHETHER OR NOT YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

Service Bancorp, Inc.

81 Main Street

Medway, Massachusetts 02053

(508) 533-4343

NOTICE OF

2006 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On October 24, 2006

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Service Bancorp, Inc. (the “Company”) will be held at The Hawthorne Suites, 385 Upper Union Street, Franklin, Massachusetts on Tuesday, October 24, 2006, at 3:00 p.m., Eastern Standard Time, for the following purposes:

1.	To elect three Directors of the Company, each to serve for a three-year term and until his successor is duly elected and qualified.

2.	To ratify Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2007.

3.	To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

The Board of Directors of the Company has fixed the close of business on September 8, 2006 as the record date (the “Record Date”) for determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. In the event that there are not sufficient votes to approve the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned or postponed in order to permit further solicitation of proxies by the Company.

The above matters are described in detail in the accompanying Proxy Statement.

By Order of the Board of Directors

Pamela J. Montpelier

President and Chief Executive Officer

Medway, Massachusetts

September 25, 2006

Whether or not you plan to attend the Annual Meeting in person, please complete and sign the enclosed proxy and return it promptly in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the Annual Meeting and desire to withdraw your proxy and vote in person, you may do so.

If your shares are in a brokerage or fiduciary account, your broker or bank will send you a voting instruction form instead of a proxy card. Please follow the instructions on that form to tell them how to vote your shares. We encourage you to use the telephone voting option provided with these forms. Please do not send the voting information form to us. If you wish to attend the meeting and vote these shares in person, you must follow the instructions on the voting instruction form to obtain a legal proxy from your broker or bank.

If you receive multiple proxies or Voting Instruction Forms in a single mailing with this Proxy Statement and one copy of our Annual Report, your mailing may have been “householded” to cut down on duplication. If you would like one or more additional copies of the Proxy Statement or Annual Report, please call Dana S. Philbrook, Chief Financial Officer, Service Bancorp, Inc., 81 Main Street, Medway, Massachusetts 02053 (508) 533-4343.

PROXY STATEMENT

Service Bancorp, Inc.

81 Main Street

Medway, Massachusetts 02053

(508) 533-4343

2006 ANNUAL MEETING OF STOCKHOLDERS

October 24, 2006

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Service Bancorp, Inc. (the “Company”) to be used at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”), which will be held at The Hawthorne Suites, 385 Upper Union Street, Franklin, Massachusetts on Tuesday, October 24, 2006, at 3:00 p.m., Eastern Standard Time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about September 25, 2006.

VOTING, REVOCATION AND SOLICITATION OF PROXIES

The Company

The Company is a bank holding company principally conducting business through Strata Bank, a Massachusetts chartered savings bank (the “Bank”). 54.9% of the voting stock of the Company is owned by Service Bancorp, MHC, a Massachusetts—chartered mutual holding company (the “Mutual Holding Company”). The Mutual Holding Company was formed in August 1997 as part of the Bank’s conversion from mutual to stock form. All of the Trustees and Officers of the Mutual Holding Company are also Directors and Officers, respectively, of the Company.

In addition, the Mutual Holding Company’s shares of the Company’s voting stock are voted according to the direction of the Mutual Holding Company’s Board of Trustees, and it is expected that the Mutual Holding Company will vote “FOR” the proposals set forth below.

Annual Meeting

The Annual Meeting has been called for the following purposes:

1.	To elect three Directors of the Company, each to serve for a three-year term and until his successor is duly elected and qualified.

2.	To ratify Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2007.

3.	To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

The persons named as proxies by stockholders may propose and vote for one or more adjournments or postponements of the Annual Meeting to permit further solicitation of proxies in favor of the proposals to be considered at the Annual Meeting.

Mailing and Record Date

The Company began mailing this Proxy Statement and enclosed proxy card on or about September 25, 2006 to all stockholders entitled to vote at the Annual Meeting. The Board of Directors of the Company fixed the close of business on September 8, 2006 as the “Record Date.” Only the holders of record of the Company’s common stock, par value $0.01 per share (the “Common Stock”), as of the close of business on the Record Date are entitled to vote at the Annual Meeting. As of the Record Date, the Company had 1,653,179 shares of Common Stock issued and outstanding. The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting.

Proxies, Voting and Revocation

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

Proxies may be revoked by sending written notice of revocation to the Secretary of Service Bancorp, Inc., 81 Main Street, Medway, MA 02053. Any stockholder who previously returned a proxy may also revoke such proxy by filing a duly executed proxy bearing a later date, or by appearing at the Annual Meeting in person, notifying the Secretary, and voting by ballot at the Annual Meeting. Any stockholder of record attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the mere presence of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy (without notifying the Secretary of an intent to do so).

A quorum being present, a plurality of the shares of Common Stock voting in person or represented by proxy at the Annual Meeting is necessary to elect each of the nominees for Director. In addition, a quorum being present, the affirmative vote of a majority of the votes cast is required for approval of the proposal to ratify Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2007. Each share of Common Stock entitles the holder to one vote.

In accordance with applicable state law, abstentions, votes withheld for Director nominees and broker non-votes (shares represented at the meeting which are held by a broker or other nominee and as to which (i) instructions have not been received from the beneficial owner or the person entitled to vote and (ii) the broker or nominee does not exercise voting power) shall be treated as shares that are present and entitled to vote for the purpose of determining whether a quorum is present. Abstentions and broker non-votes will not be counted as voting at the Annual Meeting and, therefore, will have no effect on the outcome of Proposals One and Two.

Solicitation and Other Expenses

The Company will bear the cost of soliciting proxies from its stockholders, including mailing costs and printing costs in connection with this Proxy Statement. In addition to the use of the mails, proxies may be solicited by the Directors, Officers and certain employees of the Company, and by personal interview or telephone. These Directors, Officers, and employees will not receive additional compensation for the solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith. The Company may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of shares of the Company’s Common Stock. The Company may reimburse these custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

OWNERSHIP BY MANAGEMENT AND OTHER STOCKHOLDERS

The following table sets forth certain information with respect to the number of shares of the Company’s Common Stock beneficially owned as of September 8, 2006 by (i) beneficial owners of more than 5% of the Common Stock, (ii) the Directors, Director nominees, and the Named Executive Officers of the Company, and (iii) the current Directors and Executive Officers of the Company as a group. Unless otherwise noted, this information has been provided by the persons named in the table.

Name and Address of Beneficial Owners(1)	Amount of Shares Owned and Nature of Beneficial Ownership(2)		Percent of Shares of Common Stock Outstanding
Beneficial Owners of more than 5% of Common Stock
Service Bancorp, MHC 81 Main Street Medway, MA 02053	907,694	(3)	54.9%

Eric D. Hovde 1826 Jefferson Place NW Washington, DC 20036	83,200	(4)	5.0%

Kenneth R. Lehman and Joan Abercrombie Lehman 1408 N. Abington Street Arlington, VA 22207	183,867	(5)	11.1%

Directors, Nominees and Executive Officers
Paul T. Carey	10,331	(6)	0.6%
Amy M. Costello	4,250	(7)	0.3%
Richard Giusti	10,725	(8)	0.6%
Dr. John T. Hasenjaeger	4,300	(9)	0.3%
Thomas R. Howie	3,200	(9)	0.2%
Kenneth C.A. Isaacs	16,725	(8)	1.0%
Paul V. Kenney	3,200	(9)	0.2%
Eugene R. Liscombe	2,900	(10)	0.2%
Pamela J. Montpelier	13,832	(11)	0.8%
James W. Murphy	7,500	(9)	0.5%
Lawrence E. Novick	16,725	(8)	1.0%
Dana S. Philbrook	7,715	(12)	0.5%
Michael J. Sheehan	1,600	(13)	0.1%
Eugene G. Stone	8,744	(14)	0.5%
Kelly A. Verdolino	15,975	(15)	1.0%

All Directors and Executive Officers as a Group (15 persons)	127,722	(16)	7.6%

*	Less than 0.1%.
(1)	The business address of all Directors, nominees for Directors and Executive Officers is 1000 Franklin Village Drive, Suite 201, Franklin, MA 02038. Certain of the Company’s Executive Officers and Directors are also Executive Officers and Trustees of Service Bancorp, MHC.
(2)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), a person is deemed to be the beneficial owner of any shares of Common Stock if such person has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares, including all shares held directly as well as by spouses and minor children, in trust and other forms of indirect ownership. Unless otherwise noted, the nature of beneficial ownership consists of sole voting and investment power.

(3)	The Board of Trustees of the Mutual Holding Company directs the voting of the shares of the Company’s Common Stock held by the Mutual Holding Company.
(4)	This information is based upon the Schedule 13D filed with the Securities and Exchange Commission (“SEC”) by Eric D. Hovde on May 20, 2005.
(5)	This information is based upon the Form 4 filed with the SEC by Kenneth R. Lehman and Joan Abercrombie Lehman on July 18, 2006.
(6)	Includes 2,700 shares granted under the Company’s 1999 Recognition and Retention Plan (the “Recognition Plan”) and the Company’s Amended and Restated 1999 Stock Option Plan (the “1999 Plan”), which are subject to future vesting but as to which voting may currently be directed. Also includes 3,500 shares that may be acquired under options that are presently exercisable or will become exercisable within 60 days to purchase the following number of shares at the indicated exercise price: 1,500 shares at $9.75 per share, 1,200 shares at $13.70 per share and 800 shares at $15.05 per share. Also includes 1,531 shares held through the Bank’s Employee Stock Ownership Plan (“ESOP”).
(7)	Includes 1,700 shares granted under the Recognition Plan and the 1999 Plan, which are subject to future vesting but as to which voting may currently be directed. Also includes 400 shares that may be acquired under options that are presently exercisable or will become exercisable within 60 days at an exercise price of $13.70 per share. Also includes 2,120 shares held through the Bank’s ESOP and 30 shares owned jointly with Ms. Costello’s former spouse.
(8)	Includes 125 shares granted under the Recognition Plan, which are subject to future vesting but as to which voting may currently be directed. Also includes 4,100 shares that may be acquired under options that are presently exercisable or will become exercisable within 60 days to purchase the following number of shares at the indicated exercise price: 2,500 shares at $7.50 per share and 1,600 shares at $15.05 per share. Mr. Isaacs’ shares include 10,500 shares owned jointly with his spouse and 2,000 shares owned by his children through trusts in which Mr. Isaacs may be deemed to have beneficial ownership but for which Mr. Isaacs disclaims beneficial ownership. Mr. Novick’s shares include 7,500 shares owned by his spouse, children, and in estates and trusts in which Mr. Novick may be deemed to have beneficial ownership but for which Mr. Novick disclaims beneficial ownership.
(9)	Includes 1,000 shares that may be acquired at the exercise price of $7.50 per share under options that are presently exercisable or will become exercisable within 60 days. Mr. Howie’s shares include 1,200 shares held through his Individual Retirement Account. Mr. Murphy’s shares include 5,000 shares jointly owned with his spouse and 500 shares owned by his spouse and daughter in which Mr. Murphy may be deemed to have beneficial ownership but for which Mr. Murphy disclaims beneficial ownership.
(10)	Includes 1,200 shares held through Mr. Liscombe’s Individual Retirement Account. Also includes 200 shares that may be acquired at the exercise price of $7.50 per share under options that are presently exercisable or will become exercisable within 60 days.
(11)	Includes 4,726 shares granted under the Recognition Plan and the 1999 Plan, which are subject to future vesting but as to which voting may currently be directed. Also includes 5,445 shares that may be acquired under options that are presently exercisable or will become exercisable within 60 days to purchase the following number of shares at the indicated exercise price: 3,200 shares at $13.70 per share and 2,245 shares at $15.05 per share. Also includes 3,575 shares held through the Bank’s ESOP.
(12)	Includes 1,900 shares granted under the Recognition Plan and the 1999 Plan, which are subject to future vesting but as to which voting may currently be directed. Also includes 3,200 shares that may be acquired at the exercise price of $15.05 per share under options that are presently exercisable or will become exercisable within 60 days. Also includes 1,015 shares held through the Bank’s ESOP.
(13)	Includes 600 shares that may be acquired at the exercise price of $30.85 per share under options that are presently exercisable or will become exercisable within 60 days.
(14)	Includes 8,244 shares held by Mr. Stone’s Individual Retirement Account.
(15)	Includes 125 shares granted under the Recognition Plan, which are subject to future vesting but as to which voting may currently be directed. Also includes 400 shares that may be acquired under options that are presently exercisable or will become exercisable within 60 days at an exercise price of $15.05 per share. Also includes 150 shares held in the Investment Retirement Account of Ms. Verdolino’s husband in which Ms. Verdolino may be deemed to have beneficial ownership but as to which she disclaims beneficial ownership.
(16)	See notes 6-15.

PROPOSAL 1-ELECTION OF DIRECTORS

Effective as of the date of the Annual Meeting, the Company’s Board of Directors will be composed of 11 members. The Company’s articles of organization and by-laws provide that the Directors of the Company shall be divided into three classes with staggered three-year terms. Under Massachusetts law, Directors are to be allocated among the three classes equally or as nearly equally as possible. Effective as of the date of the Annual Meeting, two classes will have four Directors and one class will have three Directors. James W. Murphy, who has served on the Company’s Board of Directors since 1998 and as the Company’s Secretary since 1992, will retire from the Company’s Board of Directors and from the Mutual Holding Company’s Board of Trustees immediately prior to the Annual Meeting, due to reaching the mandatory retirement age for the Company’s Directors during the upcoming fiscal year. Three Directors will be elected at the Annual Meeting to serve for a three-year term and until their respective successors are duly qualified and elected. The Board of Directors has nominated the following Directors to be re-elected as Directors, each to serve for a three-year term and until his respective successor is duly qualified and elected: Michael J. Sheehan, Lawrence E. Novick and Paul V. Kenney.

It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Annual Meeting “FOR” the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

The Board of Directors recommends that stockholders vote “FOR” the election of each of the nominees for Director named herein. In addition, it is expected that the Mutual Holding Company will vote “FOR” the election of each of the nominees for Director named herein.

Information Regarding Directors and Executive Officers

The table below sets forth certain information, as of September 8, 2006, supplied by each person who is currently a Director, a nominee for election as a Director, or an executive officer of the Company with respect to the person’s age, position(s) held with the Company, the year in which the person began serving as a Director of the Company and the year in which the person’s term as a Director of the Company expires.

Name	Position(s) Held With the Company	Age	Director Since	Current Term Expires
NOMINEES FOR DIRECTOR

Paul V. Kenney	Director	43	1998	2006
Lawrence E. Novick	Director	66	1998	2006
Michael J. Sheehan	Chairman of the Board	43	2003	2006

OTHER DIRECTORS

Richard Giusti	Director	62	1998	2008
Dr. John T. Hasenjaeger	Director	63	1998	2007
Thomas R. Howie	Director	63	1998	2008
Kenneth C.A. Isaacs	Director	53	1998	2007
Eugene R. Liscombe	Director	60	1998	2008
Pamela J. Montpelier	President, Chief Executive Officer and Director	43	2000	2008
James W. Murphy	Director and Secretary	71	1998	2007	*
Eugene G. Stone	Director	71	1998	2007
Kelly A. Verdolino	Director	46	1998	2007

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Dana S. Philbrook	Chief Financial Officer	48	—	—
Paul T. Carey	Executive Vice President and Senior Loan Officer	46	—	—
Amy M. Costello	Executive Vice President, Retail Banking and Support Operations	33	—	—

*	Due to reaching the mandatory retirement age for the Company’s Directors during the upcoming fiscal year, Mr. Murphy will retire from the Board of Directors effective immediately prior to the Annual Meeting.

The business experience for the past five years for each of the Company’s Directors, nominees for Director and executive officers is as follows:

Nominees

Paul V. Kenney has served as a Director of the Bank since 1992 and the Company since 1998. Mr. Kenney is also a Trustee of the Mutual Holding Company. He is a partner in the law firm Kenney & Maciolek of Medway, Massachusetts. Mr. Kenney was past President of the Medway Business Council and is currently President of the Western Norfolk Bar Association.

Lawrence E. Novick has served as a Director of the Bank since 1992 and the Company since 1998. Mr. Novick is also a Trustee of the Mutual Holding Company. Mr. Novick is a self-employed tax planner and preparer and also a financial services advisor and stockbroker in Holliston, Massachusetts. Mr. Novick is involved with many professional organizations and holds positions in civic and charitable organizations.

Michael J. Sheehan has served as a Director of the Bank and the Company since July 2004 and as a Trustee of the Mutual Holding Company since April 2003. Mr. Sheehan has also served as the Chairman of the Company since July 2004. Mr. Sheehan has served as principal and Board member of New Horizon Training since June 2005 and has also been employed with Bainbridge Trust Realty since 2002. From 1996 to June 2005, Mr. Sheehan served as Chairman of Pinnacle Training Corporation, a computer training firm that he co-owns. Mr. Sheehan is a co-founder of AimNet Solutions, Inc., a computer network consultant formerly known as Alpine Computer Systems, Inc., where he was employed from 1989 until 2004 as the Vice President of Marketing. Mr. Sheehan has been a principal of Friendly Car Wash in Milford, Massachusetts since August 2005 and Managing Director of Hickory Hill advisors, a venture capital firm, since 2001.

Other Directors

Richard Giusti has served as a Director of the Bank since 1991 and the Company since 1998. Mr. Giusti is also a Trustee of the Mutual Holding Company. He was Manager of Administration and Finance at Metropolitan Machine Company from 1971 to 2001 and currently serves as Manager – Metropolitan Accounts of New England Precision Incorporated, a position he has held since 2001. Mr. Giusti is involved in various civic activities as well.

Dr. John T. Hasenjaeger has served as a Director of the Company since 1998. Dr. Hasenjaeger is also a Trustee of the Mutual Holding Company. He was the owner of a real estate firm and is a retired professor at Boston College’s Carroll School of Management. Dr. Hasenjaeger has served on the board of state and national consumers council and consumer affairs organizations. For 19 years, Dr. Hasenjaeger was chairman of the capital budget committee in the town of Walpole, Massachusetts.

Thomas R. Howie has served as a Director of the Company since 1998. Mr. Howie is also a Trustee of the Mutual Holding Company. He is President of Howie Oil Company, Inc., a heating oil distributor in Millis, Massachusetts. He is involved in various charitable and civic organizations.

Kenneth C.A. Isaacs has served as a Director of the Bank and the Company since 1997. Mr. Isaacs is also a Trustee of the Mutual Holding Company. Mr. Isaacs is a registered investment advisor and private trustee and was a management consultant with Stress Directions, Inc. from 2000 to 2004.

Eugene R. Liscombe has served as a Director of the Bank since 1991 and the Company since 1998. Mr. Liscombe is also a Trustee of the Mutual Holding Company. He was Chairman of the Board of Directors of the Bank from 1994 to 1996. Mr. Liscombe is a Certified Public Accountant and partner in the accounting firm of Liscombe & Parrella, PC and was a partner in the accounting firm of Murphy, Liscombe & Edwards, PC from 1999 to 2004. He is actively involved in several civic and charitable organizations.

Pamela J. Montpelier has served as Chief Executive Officer and a Director of the Company since October 2000. She was named President of the Company in June 2000. Ms. Montpelier has also served as Chief Executive Officer and Chairperson of the Bank since October 2000, and has served as President and a Director of the Bank since June 2000. She is also a Trustee of the Mutual Holding Company. Ms. Montpelier joined the Bank in January 1991 and was previously the Bank’s Senior Vice President of Retail Banking. Ms. Montpelier has over 23 years of banking experience, in both commercial and thrift institutions. She serves on the advisory boards of local civic, arts, and health care organizations. In October 2004, Ms. Montpelier was named the fifteenth most powerful female banker in the country by U.S. Banker Magazine, and in January 2005, she was named “Businessperson of the Year” by the United Chamber of Commerce.

James W. Murphy has served as a Director of the Company since 1998 and as Secretary of the Bank since 1992. Mr. Murphy is also a Trustee of the Mutual Holding Company. Mr. Murphy is a retired insurance broker and has worked as a part-time insurance consultant with Millis Insurance Agency, Inc. since 2000.

Eugene G. Stone has served as a Director of the Company since 1998. Until his retirement in 2000, he was the President and Chief Executive Officer of the Bank and the Company and had served as Chairman of the Bank since 1997. Mr. Stone is also a Trustee of the Mutual Holding Company.

Kelly A. Verdolino has served as a Director of the Bank since 1995 and the Company since 1998. Ms. Verdolino also serves as Clerk of the Bank and is a Trustee of the Mutual Holding Company. She is the Manager of Customer Service for Old Colony Foods, Inc., a specialty foods broker. Ms. Verdolino was previously employed as a Certified Public Accountant for PriceWaterhouseCoopers and has served on several town committees in Medway, Massachusetts.

Executive Officers Who Are Not Directors

Dana S. Philbrook has served as Chief Financial Officer of the Bank and the Company since April 2002. Prior to joining the Bank, Mr. Philbrook was Treasurer for Investors Bank and Trust Company and Vice President of Finance for USTrust. Mr. Philbrook is a certified public accountant and has over 26 years of experience in banking and finance. He is also a member of the Capital Improvements Committee in the town of Hopkinton, Massachusetts.

Paul T. Carey has served as the Bank’s Executive Vice President and Senior Loan Officer since March 2005. From 2000 to 2005, Mr. Carey served as the Bank’s Senior Vice President and Senior Loan Officer. Prior to joining the Bank, Mr. Carey was Vice President for the Bank of Canton, in Canton, Massachusetts. Mr. Carey has over 22 years of banking and lending experience. Mr. Carey is a member of the Franklin Rotary Club.

Amy M. Costello has served as the Bank’s Executive Vice President, Retail Banking and Support Operations since January 2005. Ms. Costello served as the Bank’s Senior Vice President, Support Operations from May 2003 to January 2005. Ms. Costello joined the Bank in 1994 and has previously served as the Bank’s Vice President Support Operations, Assistant Vice President Retail Support, and Bank Training Officer. Ms. Costello has over 12 years of retail banking experience. Ms. Costello is also involved in several local charitable organizations.

Meetings and Committees of the Board of Directors

Board of Directors

The business of the Company’s Board of Directors is conducted through meetings of the Board of Directors and its committees. During the fiscal year ended June 30, 2006, the Board of Directors held six meetings. During the fiscal year ended June 30, 2006, no Director attended fewer than seventy-five percent (75%) of the total meetings of the Board of Directors of the Company and committees on which such Director served.

Executive Committee

As of June 30, 2006, the Executive Committee of the Board of Directors consisted of Directors Montpelier, Giusti, Isaacs, Kenney, Liscombe, Novick, Sheehan (Chairman), and Verdolino. The Executive Committee is vested with the authority of the Board of Directors of the Company in matters between meetings of the Board of Directors. As such, the Executive Committee is responsible for the long-range direction and strategic planning for the Company. In addition, the Executive Committee oversees all of the other committees of the Board of Directors of the Company. The Executive Committee met twice during the fiscal year ended June 30, 2006. The members of the Executive Committee comprise the Board of Directors of the Bank. In this capacity, the Executive Committee oversees all of the operations of the Bank. The responsibilities of the Bank’s Board of Directors include authority for loans over $1,000,000.

Audit and Risk Management Committee

The Audit and Risk Management Committee of the Board of Directors (the “Audit Committee”) consists of Directors Liscombe, Novick (Chairman) and Verdolino, all of whom are non-employee Directors. The Audit Committee is responsible for oversight of the integrity of the Company’s financial statements, and the qualifications, independence and performance of the Company’s independent registered public accounting firm. The Audit Committee met six times during the fiscal year ended June 30, 2006. The Board of Directors has determined that Directors Liscombe, Novick and Verdolino each meet the criteria to serve as audit committee financial experts on the Audit Committee, as defined under the federal securities laws. Director Liscombe has had 37 years of experience as a Certified Public Accountant and currently practices at Liscombe & Parrella PC, where he is a partner. Director Novick, in his capacity as a tax and financial services advisor, has had experience analyzing and evaluating financial statements of public companies, including companies having financial statements that present accounting issues that are generally comparable to the accounting issues that can reasonably be expected to be relevant to the Company’s financial statements. Director Verdolino has had several years of combined experience as a Certified Public Accountant for two nationally recognized accounting firms. Each of the members of the Audit Committee is “independent” as defined in the Marketplace Rules of the National Association of Securities Dealers (the “NASD’s listing standards”). The Audit Committee reviews the financial statements and scope of the annual audit, monitors internal financial and accounting controls, and recommends to the Board of Directors of the Company the appointment of an independent registered public accounting firm. The Board of Directors has adopted a written charter for the Audit Committee, which is included as an appendix to this Proxy Statement.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating Committee”) consists of Directors Giusti (Chairman), Kenney, Novick, Sheehan and Stone. The Nominating Committee is responsible for reviewing nominations to the Board of Directors made by the stockholders and making recommendations to the full Board of Directors regarding nominees for election to the Board of Directors. The Nominating Committee is also responsible for developing and recommending to the Board of Directors corporate governance guidelines applicable to the Company and for overseeing the evaluation of the Board of Directors and management of the Company. Each of the members of the Nominating Committee is “independent” as defined in the NASD’s listing standards. The Board of Directors has adopted a written charter for the Nominating Committee, which was included as an appendix to the Company’s proxy statement filed with the SEC on September 23, 2004 in connection with the 2004 Annual Meeting of Stockholders. The Nominating Committee met three times during the fiscal year ended June 30, 2006.

Compensation Committee

As of June 30, 2006, the Compensation Committee of the Board of Directors consists of Directors Giusti, Isaacs (Chairman), Liscombe, Sheehan and Stone, all of whom are non-employee directors and “independent” as defined in the NASD’s listing standards. The Compensation Committee oversees the Company’s overall compensation program, determines stock option and stock grants to the Company’s and Bank’s employees, and reviews and recommends all incentive and bonus plans. The Compensation Committee also reviews the performance of the President and Chief Executive Officer of the Company. The Compensation Committee met three times during fiscal year ended June 30, 2006.

Section 16(a) Beneficial Ownership Reporting Compliance

The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. The Officers and Directors of the Company and beneficial owners of 10% or more of the Common Stock (each a “10% Beneficial Owner”) are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company’s Proxy Statement of the failure of an Officer, Director or 10% Beneficial Owner to file a Form 3, 4 or 5 on a timely basis. To the Company’s knowledge, based solely on review of the copies of reports furnished to the Company, no Officer, Director or 10% Beneficial Owner failed to file ownership reports on a timely basis for the fiscal year ended June 30, 2006.

Compensation of Directors

Compensation.    Non-employee Directors of the Company and non-employee Trustees of the Mutual Holding Company are paid an annual retainer of $1,500 for their service on each of the Boards. Non-employee

Directors of the Bank are paid an annual retainer of $7,000 for their service on the Bank’s Board of Directors and an additional fee of $600 per meeting. Members of committees of the Boards of the Company, the Mutual Holding Company and the Bank are paid a fee of $500 per committee meeting. Members of the Company’s Audit Committee are paid an annual retainer of $3,000 and the Chairman of the Audit Committee is paid an additional annual retainer of $2,000. The Chairman of each of the Board of Directors of the Company and the Board of Trustees of the Mutual Holding Company is paid an annual retainer of $5,000, and the Secretary of each of the Board of Directors of the Company and the Board of Trustees of the Mutual Holding Company is paid an additional annual retainer of $200 per year. The Clerk of the Bank is paid an annual retainer of $500.

Directors Supplemental Retirement Plan.    In February 2000, the Bank and the Company adopted a non-qualified, unfunded deferred compensation plan for the benefit of their non-employee Directors (the “Directors Retirement Plan”). The Directors Retirement Plan provides supplemental retirement benefits to the non-employee Directors and is evidenced by individual agreements with each non-employee Director. The Directors Retirement Plan is unfunded, but the Bank has purchased life insurance policies on the non-employee Directors that are actuarially designed to offset the annual expenses associated with the Plan and to provide a complete recovery of all Plan costs. The Directors Retirement Plan and related bank-owned life insurance policies are structured so that the Plan expenses for any year are partially offset by the increase in cash surrender values of the related policies that is recognized as non-interest income during such year and all Plan costs are eventually recovered in full by the Bank from the death benefit proceeds of the related insurance contracts. The Bank is the sole owner of the insurance policies. The amount of the retirement benefit will be determined pursuant to the accrual of two accounts: (i) a pre-retirement account; and (ii) an index retirement benefit account. The pre-retirement account is a liability reserve account of the Bank and is increased or decreased each year by an amount determined by the aggregate annual after-tax income from specified life insurance contracts reduced by an “opportunity cost,” which is calculated by taking into account the Bank’s after-tax cost of funds. The index retirement benefit account is equal to the excess of the annual earnings of the insurance policies over the “opportunity cost.” Benefits from the pre-retirement account are paid in 20 equal annual installments following non-employee Director’s retirement at or after age 65 (age 60 in the case of certain non-employee Directors and age 72 for one non-employee Director). Upon retirement, a non-employee Director will receive an additional index retirement benefit until their death or, if later, the death of the Director’s spouse. Should a non-employee Director die prior to having received the entire amount of his or her pre-retirement account, the unpaid balance will be paid in a lump sum to his or her beneficiaries. While non-employee Directors are entitled to receive their benefit if they terminate service prior to their retirement date, the payment of benefits will not commence until the non-employee Director reaches retirement age. In the event a non-employee Director’s service is terminated subsequent to a change of control of the Bank or the Company, the non-employee Director will be entitled to receive benefits under the Directors Retirement Plan at his or her retirement age, as if the non-employee Director had continuously served the Bank and/or the Company until his or her retirement age. All benefits under the Directors Retirement Plan are forfeited if a non-employee Director is terminated by the Bank or the Company for cause.

Director Nomination Process

The Nominating Committee believes that it is in the best interests of the Company and its stockholders to obtain highly qualified individuals to serve on the Board of Directors. Before recommending a nominee for election to the Board of Directors, the Nominating Committee must be satisfied that the nominee meets certain minimum qualifications set forth in its charter, including a strong record of integrity and ethical conduct, a record of accomplishment at a strategic or policy level with an organization of high standing that is relevant to the Company’s business, and a willingness and ability to represent all stockholders of the Company. The Nominating Committee’s charter also specifies that the nominee must be under 72 years of age during his term. James W. Murphy, who has served on the Company’s Board of Directors and as its Secretary since 1998, will retire from the Company’s Board of Directors and from the Mutual Holding Company’s Board of Trustees immediately prior to the Annual Meeting, due to reaching the mandatory retirement age for the Company’s Directors during the upcoming fiscal year. At the recommendation of the Nominating Committee, Richard Giusti will be appointed Secretary of the Company, replacing the vacancy in that office created by Mr. Murphy’s retirement, effective at the first meeting of the Board of Directors following the Annual Meeting. A copy of the Nominating Committee’s charter is not currently available on the Company’s website, but was included as an appendix to the Company’s proxy statement filed with the SEC on September 23, 2004 in connection with the 2004 Annual Meeting of Stockholders.

The Nominating Committee will also recommend that the Board select nominees to help ensure that a majority of the Board of Directors meets the independence standards established by the Board, that each of the Audit, Compensation and Nominating Committees are comprised entirely of independent directors, and that at least one member of the Audit Committee qualifies as an audit committee financial expert, as defined under the federal securities laws. In addition to the minimum qualifications and other criteria for Board membership approved by the Board of Directors from time to time, the Nominating Committee will consider all facts and circumstances that it deems appropriate or advisable when recommending that the Board of Directors select nominees for director.

The Nominating Committee will identify candidates for election to the Board of Directors through any or all of the following sources: non-employee directors, the Chief Executive Officer and other executive officers of the Company, third-party search firms, or any other source it deems appropriate. Candidates are evaluated based upon their backgrounds and interviews with members of the Nominating Committee. The Nominating Committee evaluates all proposed candidates for director in the same manner, without regard to whether the nominee has been recommended by a stockholder or otherwise. Upon identifying qualified candidates to become members of the Board of Directors, the Nominating Committee recommends that the Board of Directors nominate the candidate to be elected at the next annual meeting of the stockholders.

The Nominating Committee will consider director candidates recommended by stockholders. Stockholders who wish to recommend to the Nominating Committee candidates for election to the Board of Directors must do so in writing. The recommendation should be sent to the attention of Charlene Hebert, Service Bancorp, Inc., 1000 Franklin Village Drive, Franklin, MA 02038, and must be received by the Company no less than 120 calendar days before the date that is one year after the mailing date of the Company’s proxy statement for its immediately preceding annual meeting. (In the case of the 2007 Annual Meeting, the deadline for submission of nominations is May 28, 2007.) The recommendation must include the following information: (i) the name and address of record of the stockholder making the recommendation, (ii) a representation that the stockholder is a record holder of the Company’s Common Stock, or if the stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) promulgated under the Exchange Act, (iii) the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the last five full fiscal years of the proposed candidate for director, (iv) a description of the qualifications and background of the proposed director candidate that addresses the minimum qualifications and other criteria for Board membership approved by the Board of Directors from time to time and set forth in the Nominating Committee charter, (v) a description of all arrangements or understandings between the stockholder and the proposed candidate for director, and (vi) all other information relating to the proposed candidate that is required to be included in a proxy statement filed pursuant to the rules of the SEC.

Communications with the Board of Directors

The Company’s stockholders may send communications to the Board of Directors or to individual members of the Board by writing to them, care of Michael J. Sheehan, Chairman, Service Bancorp, Inc., 81 Main Street, Medway, MA 02053, who will forward the communication to the intended director or directors. If the stockholder wishes the communication to be confidential, then the communication should be provided in a form that will maintain confidentiality.

Attendance at Annual Meetings

The Company’s policy is to encourage attendance by all Directors at annual meetings of stockholders. All of the Directors attended last year’s annual meeting.

Extensions of Credit to or for the Benefit of Executive Officers and Directors

The Company complies with and operates in a manner consistent with legislation regulating extensions of credit to or for the benefit of its directors and executive officers, such that any such extensions of credit (i) are made on terms that are substantially the same as, and follow credit underwriting procedures that are not less stringent than, those prevailing for comparable transactions with persons unaffiliated with the Company and that do not involve more than the normal risk of repayment or present other unfavorable features, and (ii) do not exceed certain limitations on the amount of credit extended to such persons, individually and in the aggregate, which limits are based, in part, on the amount of the Bank’s capital. In addition, extensions of credit in excess of certain limits must be approved by the Bank’s Board of Directors.

Code of Ethics

The Company has adopted a Code of Ethics, as defined under the federal securities laws. The Code of Ethics applies to all directors/trustees, officers and employees of the Company, the Mutual Holding Company and the Bank. The Company filed a copy of the Code of Ethics with the SEC as Exhibit 14.1 to its Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004.

Executive Compensation

Summary Compensation Table.    The following table sets forth the cash compensation paid by the Bank as well as certain other compensation paid or accrued for services rendered in all capacities during the years ended June 30, 2006, 2005 and 2004 to the individuals at the Company, the Bank and the Mutual Holding Company who received total annual compensation in excess of $100,000 (the “Named Executive Officers”) during any of the periods presented. No other Executive Officer of the Company received total annual compensation in excess of $100,000 during any of the periods presented.

						Long-Term Compensation		All Other Compensation ($)
		Annual Compensation				Awards
Name and Principal Position	Fiscal Years Ended June 30,	Salary ($)		Bonus ($)		Restricted Stock Award(s) ($)(1)	Securities Underlying Options/ SARs (#)
Pamela J. Montpelier, President and Chief Executive Officer	2006 2005 2004	$ $ $	235,692 209,231 190,000	$ $ $	39,773 44,022 30,400	$132,300 — —	— — —	$ $ $	19,196(2) 10,460 11,515
Dana S. Philbrook, Chief Financial Officer	2006 2005 2004	$ $ $	133,692 125,577 120,000	$ $ $	17,838 21,135 19,200	$54,000 — —	— — —	$ $ $	10,128(3) 6,448 5,864
Paul T. Carey, Executive Vice President and Senior Loan Officer	2006 2005 2004	$ $ $	142,385 123,808 113,750	$ $ $	19,222 20,837 18,200	$81,000 — —	— — —	$ $ $	12,012(4) 6,287 5,517
Amy M. Costello Executive Vice President, Retail Banking and Support Operations	2006 2005 2004	$ $ $	113,462 98,462 85,750	$ $ $	15,317 16,571 13,720	$54,000 — —	— — —	$ $ $	9,146(5) 2,079 4,077

(1)

Represents the value on the date of grant of 4,900, 2,000, 3,000 and 2,000 restricted shares of Common Stock granted to Ms. Montpelier, Mr. Philbrook, Mr. Carey and Ms. Costello, respectively, on December 1, 2005. These restricted shares of Common Stock will vest in five equal annual installments beginning on the first anniversary of the date of grant. As of June 30, 2006, Ms. Montpelier held an aggregate of 4,726 shares of restricted Common Stock subject to future vesting with a value of $134,691; Mr. Philbrook held an aggregate of 1,900 shares of restricted Common Stock subject to future vesting with a value of $54,150; Mr. Carey held an aggregate of 2,700 shares of restricted Common Stock subject to future vesting with a value of $76,950; and Ms. Costello held an aggregate of 1,700 shares of restricted Common Stock subject to future vesting with a value of $48,450. No dividends will be paid on the restricted Common Stock.

(2)	Includes (i) $9,428 paid by the Company on behalf of Ms. Montpelier to the Company’s 401(k) Plan, (ii) premiums on life insurance policies equal to $4,922 paid by the Company on behalf of Ms. Montpelier, and (iii) $4,846 paid by the Company on Ms. Montpelier’s behalf to the Bank’s ESOP.
(3)	Includes (i) $5,097 paid by the Company on behalf of Mr. Philbrook to the Company’s 401(k) Plan, (ii) premiums on life insurance policies equal to $1,556 paid by the Company on behalf of Mr. Philbrook, and (iii) $3,475 paid by the Company on Mr. Philbrook’s behalf to the Bank’s ESOP.
(4)	Includes (i) $5,695 paid by the Company on behalf of Mr. Carey to the Company’s 401(k) Plan, (ii) premiums on life insurance policies equal to $2,751 paid by the Company on behalf of Mr. Carey, and (iii) $3,566 paid by the Company on Mr. Carey’s behalf to the Bank’s ESOP.
(5)	Includes (i) $4,215 paid by the Company on behalf of Ms. Costello to the Company’s 401(k) Plan, (ii) premiums on life insurance policies equal to $2,055 paid by the Company on behalf of Ms. Costello, and (iii) $2,876 paid by the Company on Ms. Costello’s behalf to the Bank’s ESOP.

Employee Incentive Plan.    The Bank maintains an Employee Incentive Plan for employees of the Bank. Pursuant to the plan’s terms, the Bank President identifies employees to participate in the Employee Incentive Plan at the beginning of the fiscal year from all employees who meet certain eligibility requirements. The Bank President then recommends (1) the formula for calculating the total available bonus pool which shall be based on the Bank’s fiscal performance and (2) each employee’s participation level, to the Board of Directors for their consideration and approval. The Bank President and Board of Directors have retained their rights to modify or discontinue the plan as may be in the best interest of the Bank.

Stock Benefit Plans.    The Company’s Amended and Restated 1999 Stock Option Plan permits the Company’s Board of Directors, in its discretion, to grant awards of stock options, deferred stock, restricted stock, unrestricted stock, performance share awards, and stock appreciation rights. As of June 30, 2006, 42,297 shares are reserved for issuance upon the exercise of options currently outstanding, and 41,706 shares remain available under the Amended and Restated 1999 Stock Option Plan. The Company’s 1999 Recognition and Retention Plan provides for the issuance of 40,247 shares of the Common Stock all of which had been granted as of June 30, 2006, such that no shares remain available for issuance under the Recognition Plan.

Stock Options Granted in Fiscal 2006

The Company did not grant any stock options to any Named Executive Officer during the fiscal year ended June 30, 2006.

Option Exercise and Year-End Value Table

The following table sets forth information concerning the number of exercisable options and unexercisable options held by each Named Executive Officer at June 30, 2006 and the value of unexercised in-the-money options held by each of them as of such date.

FISCAL YEAR-END OPTION VALUES
	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at June 30, 2006	Value of Unexercised In-The-Money Options at June 30, 2006(1)
Name	(#)	($)	Exercisable/Unexercisable(#)	Exercisable/Unexercisable($)
Pamela J. Montpelier	0	0	10,035/1,362	$173,945/$19,399
Dana S. Philbrook	0	0	3,200/800	$43,040/$10,760
Paul T. Carey	0	0	3,500/500	$56,645/$7,130
Amy M. Costello	0	0	400/100	$5,920/$1,480

(1)	Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Common Stock that would be received upon exercise, assuming such exercise occurred on June 30, 2006, at which date the last trade price of the Common Stock as quoted on the OTC Bulletin Board was $28.50.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of June 30, 2006 regarding shares of Common Stock of the Company that may be issued under the Company’s existing equity compensation plans, including the Company’s Amended and Restated 1999 Stock Option Plan and the 1999 Recognition and Retention Plan.

EQUITY COMPENSATION PLAN INFORMATION
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(2)	42,297	$12.13	41,706
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	42,297	$12.13	41,706

(1)	Does not include any restricted stock as such shares are already reflected in the Company’s outstanding shares.
(2)	Consists of the Amended and Restated 1999 Stock Option Plan.

Transactions with Certain Related Persons

Certain Directors and Officers of the Company and the Bank and members of their immediate family are at present, as in the past, customers of the Bank and have transactions with the Bank in the ordinary course of business. In addition, certain of the Directors are at present, as in the past, also directors, officers or stockholders of corporations or members of partnerships that are customers of the Bank and have transactions with the Bank in the ordinary course of business. Such transactions for the Directors and Officers of the Company and the Bank and their families and with such corporations and partnerships were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other features unfavorable to the Bank.

Paul V. Kenney, a Director of the Company, is a partner in Kenney & Maciolek, a law firm retained by the Company during the past fiscal year. The fees paid by the Company to this firm did not exceed five percent (5%) of such firm’s gross revenue for its last full fiscal year.

Michael J. Sheehan, a Director of the Company, is a co-founder of and consultant to AimNet Solutions, Inc., a networking consulting firm retained by the Company during the past fiscal year. Mr. Sheehan is also an owner of New Horizon’s Training (formerly known as Pinnacle Training Corporation), a consulting firm retained by the Company to provide computer training services during the past year. The fees paid by the Company to each of these firms did not exceed five percent (5%) of either firm’s gross revenue for its last full fiscal year.

Contracts with Executive Officers

Employment Agreement

The Company has entered into an employment agreement with Pamela J. Montpelier, its President and Chief Executive Officer (the “Employment Agreement”). The initial term of the agreement is three years beginning on September 19, 2001, with automatic one-year renewals commencing on the second anniversary and on each anniversary thereafter unless written notice of termination is given 30 days prior to such date by either party. In addition to her base salary, Ms. Montpelier is eligible to participate in any incentive and benefit plans or programs that the Company has in effect from time to time. Ms. Montpelier is also entitled to an automobile allowance.

The Employment Agreement provides that Ms. Montpelier’s employment may be terminated by the Company for “cause” for (1) making dishonest material statements concerning the Company; (2) the commission or indictment for a felony or a misdemeanor involving moral turpitude; (3) the failure to perform her duties to the reasonable satisfaction of the Board of Directors if such failure is not corrected; (4) gross negligence, willful misconduct or insubordination with respect to the Company; or (5) material breach of the obligations under the Employment Agreement. Ms. Montpelier may terminate her employment for “good reason” following (1) a substantial adverse change in her position or responsibilities; (2) a breach by the Company of any material obligations under the Employment Agreement; (3) an involuntary relocation of the office at which she is principally employed to a location more than 50 miles from such office; or (4) a reduction in her salary, which reduction is not applicable to all executives. Ms. Montpelier may also terminate her employment by giving 60 days notice to the Board of Directors, and the Board of Directors may terminate Ms. Montpelier’s employment at any time by a vote to that effect.

If Ms. Montpelier’s employment is terminated by the Company without “cause” or by Ms. Montpelier for “good reason,” then she is entitled to the continuation of her base salary and group health plan benefits for two years. If Ms. Montpelier’s employment is terminated by the Company without “cause” or by Ms. Montpelier for “good reason” during the 11-month period following a “change in control” (as defined in the Employment Agreement), or if Ms. Montpelier terminates her employment for any reason during the twelfth month following a “change in control,” then she is entitled to receive a lump sum payment equal to 2.99 times the average of her previous five years’ compensation, in lieu of the salary continuation described above.

The Employment Agreement prohibits Ms. Montpelier during the term of the agreement and for the longer of one year or any salary continuation period thereafter from (1) engaging or assisting in any way a “competing business” (as defined in the Employment Agreement); (2) recruiting or soliciting any employees of the Company or the Bank; or (3) soliciting any customer or supplier of the Company or the Bank.

Supplemental Retirement Agreement

The Company maintains a supplemental retirement agreement with Ms. Montpelier (the “Supplemental Retirement Agreement”). Under this agreement, if Ms. Montpelier remains employed by the Company until age 60, she will be entitled to a retirement benefit paid in monthly installments for a term of 15 years. The annual amount of the retirement benefit is equal to 70% of her highest annual base salary, minus the sum of half of her annual social security retirement benefit (starting at age 62) and the total of the matching and profit sharing contributions made to the Bank’s 401(k) Plan on her behalf (calculated as a single life annuity). The amount of the retirement benefit increases by 0.0194% for each month that Ms. Montpelier remains employed by the Company beyond age 60.

In the event of Ms. Montpelier’s death prior to her retirement, or if Ms. Montpelier’s employment is terminated without “cause” (as defined in the Supplemental Retirement Agreement) prior to a “change in control” (as defined in the Supplemental Retirement Agreement), or if Ms. Montpelier terminates her employment without “good reason” (as defined in the Supplemental Retirement Agreement), then Ms. Montpelier (or in the event of her death her beneficiaries) will be entitled to the portion of her retirement benefit that has accrued through the date her employment terminates paid in monthly installments for a term of 15 years. The full amount of Ms. Montpelier’s retirement benefit accrues annually over a period of 15 years beginning in October 2000. In the event that Ms. Montpelier becomes disabled so that she is no longer able to perform her duties, or if Ms. Montpelier’s employment is terminated after a change in control, or if Ms. Montpelier terminates her employment for good reason, she shall be entitled to her full retirement benefit, regardless of her length of employment. If Ms. Montpelier’s employment is terminated by the Company for “cause,” she will forfeit the entire benefit under the Supplemental Retirement Agreement.

Ms. Montpelier will begin to receive her retirement benefit upon termination of her employment by the Company without cause or upon her termination of her employment with good reason. Ms. Montpelier will begin to receive her retirement benefit at age 60 if she terminates her employment without good reason or if she becomes permanently disabled. Ms. Montpelier’s beneficiaries will begin to receive her retirement benefit (or her remaining retirement benefit, as the case may be) upon her death. In addition, if Ms. Montpelier violates the terms of the Supplemental Retirement Agreement’s non-disclosure provision, the Company may stop making payments to her under the Supplemental Retirement Agreement.

PROPOSAL 2-RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of the Company has approved the engagement of Wolf & Company, P.C. to be the Company’s independent registered public accounting firm for the 2007 fiscal year, subject to the ratification of the engagement by the Company’s stockholders. At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of Wolf & Company, P.C., for the Company’s fiscal year ending June 30, 2007. Wolf & Company, P.C. served as the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2006. A representative of Wolf & Company, P.C. is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if he or she so desires.

Additional Audit Information

The following table sets forth the aggregate fees billed by Wolf & Company, P.C. for each of the Company’s last two fiscal years.

	Fiscal Year 2006		Fiscal Year 2005
Audit Fees	$101,000		$88,600
Tax Fees	$20,000	(1)	$17,500	(1)
All Other Fees	$9,193	(2)	$6,649	(2)

Total Fees	$130,193		$112,749

(1)	Consists of fees billed for preparation of the Company’s federal and state income tax returns.
(2)	Consists of fees billed for procedures related to the Company’s SBERA pension plans and a review of information technology internal controls.

The Audit Committee pre-approves all auditing and non-audit services provided to the Company by the Company’s independent registered public accounting firm (except for certain de minimus non-audit services and auditing services within the scope of an approved engagement of the independent registered public accounting firm).

The Board of Directors recommends that stockholders vote “FOR” the ratification of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the 2007 fiscal year. In addition, it is expected that the Mutual Holding Company will vote “FOR” the ratification of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the 2007 fiscal year.

REPORT OF THE AUDIT AND RISK MANAGEMENT COMMITTEE

The Company’s Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended June 30, 2006 with the Company’s management. The Audit Committee has discussed with Wolf & Company, P.C., the Company’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from Wolf & Company, P.C. required by Independence Standards Board Standard No. 1 and has discussed with Wolf & Company P.C. its independence. Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006.

Submitted by the Audit Committee for fiscal 2006

LAWRENCE E. NOVICK, EUGENE R. LISCOMBE

and KELLY A. VERDOLINO

STOCKHOLDER PROPOSALS

Proposals of stockholders submitted pursuant to Exchange Act Rule 14a-8 and intended to be included in the Company’s proxy statement and form of proxy for the 2007 Annual Meeting of Stockholders must be filed with the Secretary of the Company no later than May 28, 2007. These proposals must also comply with the SEC’s proxy rules governing the form and content of proposals in order to be included in the Company’s proxy statement and form of proxy. Any such proposal should be directed to: SECRETARY, SERVICE BANCORP, INC., 81 MAIN STREET, MEDWAY, MA 02053.

The by-laws of the Company provide that any stockholder proposal (including Director nominations) intended to be presented at the Company’s 2007 Annual Meeting must be received in writing by the Company at its principal executive offices (81 Main Street, Medway, MA 02053) not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. The notice must include the stockholder’s name, record address, and number of shares owned by the stockholder, describe briefly the proposed business, the reasons for bringing the business before the Annual Meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. See “Director Nomination Process.” Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an Annual Meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

OTHER MATTERS

At the time of the preparation of this proxy material, the Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Pamela J. Montpelier

President and Chief Executive Officer

Medway, Massachusetts

September 25, 2006

APPENDIX A

SERVICE BANCORP INC.

Audit and Risk Management

Committee Charter

I.    GENERAL STATEMENT OF PURPOSE

The purposes of the Audit Committee of the Board of Directors (the “Audit Committee”) of Service Bancorp Inc. (the “Company”) are to:

•	assist the Board of Directors (the “Board”) in its oversight of (1) the integrity of the Company’s financial statements, and (2) the qualifications, independence and performance of the Company’s independent auditors; and

•	prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

II.    COMPOSITION

The Audit Committee shall consist of at least three (3) members of the Board, each of whom must (1) be “independent” as defined under the Marketplace Rules of the National Association of Securities Dealers, Inc. (“NASD”), (2) satisfy the criteria for independence set forth in Section 301 of the Sarbanes-Oxley Act of 2002 (the “S-O Act”), and (3) not own or control 20% or more of the Company’s voting securities, or such lesser amount as may be established by the SEC in rules promulgated pursuant to Section 301 of the S-O Act.

Notwithstanding the foregoing, one director who (1) is not “independent” as defined under the rules established by the Marketplace Rules of the NASD, (2) satisfies the criteria for independence set forth in Section 301 of the S-O Act, (3) does not own or control 20% or more of the Company’s voting securities, and (4) is not a current officer or employee or a Family Member of such employee, may be appointed to the Audit Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve on the Audit Committee for more than two years and may not chair the Audit Committee.

Each member of the Audit Committee must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. At least one member of the Audit Committee shall meet the requirements for being a “financial expert” under the rules promulgated by the SEC and have sufficient financial expertise in the accounting and auditing areas.

The members of the Audit Committee shall be appointed annually by the Board and may be replaced or removed by the Board with or without cause. Resignation or removal of a Director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Audit Committee. Any vacancy on the Audit Committee, occurring for whatever reason, may be filled only by the Board. The Board shall designate one member of the Audit Committee to be Chairman of the committee.

III.    COMPENSATION

A member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee established by the Board, receive from the Company any consulting, advisory or other compensatory fee from the Company. A member of the Audit Committee may receive additional directors’ fees to compensate such member for the significant time and effort expended by such member to fulfill his or her duties as an Audit Committee member. Such additional fees may be greater than those fees paid to other directors, but should be commensurate with the time and effort expected to be expended by such Audit Committee member in the performance of his or her duties as an Audit Committee member.

IV.    MEETINGS

The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but not less frequently than quarterly. A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of the members present at such meeting. In lieu of a meeting, the Audit Committee may act by unanimous written consent. The Chairman of the Audit Committee, in consultation with the other committee members, may determine the frequency and length of the committee meetings and may set meeting agendas consistent with this Charter.

V.    RESPONSIBILITIES AND AUTHORITY

A.    Review of Charter

•	The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board any amendments or modifications to the Charter that the Audit Committee deems appropriate.

B.    Matters Relating to Selection, Performance and Independence of Independent Auditor

•	The Audit Committee shall have the sole authority to appoint (subject, if applicable, to stockholder ratification), terminate and determine funding for the Company’s independent auditor.

•	The Audit Committee shall be directly responsible for oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

•	The Audit Committee shall instruct the independent auditor to report directly to the Audit Committee.

•	The Audit Committee shall pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

•	The Audit Committee may review and approve the scope and staffing of the independent auditors’ annual audit plan(s).

•	The Audit Committee shall request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as modified or supplemented, require that the independent auditor submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the independent auditor and the Company, discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and based on such disclosures, statement and discussion take or recommend that the Board take appropriate action in response to the independent auditor’s report to satisfy itself of the independent auditor’s independence.

•	The Audit Committee may consider whether the provision of the services covered in Items 9(e)(2) and 9(e)(3) of Regulation 14A of the Exchange Act (or any successor provision) is compatible with maintaining the independent auditor’s independence.

•	The Audit Committee shall assure the regular rotation of the lead audit partner and lead reviewing partner as required under Section 10A(j) of the Exchange Act.

•	The Audit Committee may recommend to the Board polices with respect to the potential hiring of current or former employees of the independent auditor.

C.    AUDITED FINANCIAL STATEMENTS AND ANNUAL AUDIT

•	The Audit Committee shall review the overall audit plan (both internal and external) with the independent auditor and the members of management who are responsible for preparing the Company’s financial statements, including the Company’s Chief Financial Officer and/or principal accounting officer.

•	The Audit Committee shall review and discuss with management and with the independent auditor:

(i)	the Company’s annual audited financial statements, including (a) all critical accounting policies and practices used or to be used by the Company and (b) any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements, prior to the filing of the Company’s Annual Report on Form 10-KSB;

(ii)	any analyses prepared by management, the internal auditors and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements. The Audit Committee may consider the ramifications of the use of such alternative disclosures and treatments on the financial statements, and the treatment preferred by the independent auditor. The Audit Committee may also consider other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

(iii)	the adequacy of the Company’s internal controls and procedures for financial reporting;

(iv)	major changes in and other issues regarding accounting and auditing principles and procedures, including any significant changes in the Company’s selection or application of accounting principles; and

(v)	the effect of regulatory and accounting initiatives, as well as off-balance sheet transactions and structures, on the financial statements of the Company.

•	The Audit Committee shall review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and request assurance from the auditor that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

•	The Audit Committee shall review and discuss with the independent auditor any audit problems or difficulties and management’s response thereto. This review shall include (1) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information, (2) a discussion of the responsibilities, budget and staffing of the Company’s internal audit function, and (3) any significant disagreements with management.

•

The Audit Committee shall review and discuss with the independent auditor those matters brought to the attention of the Audit Committee by the auditors pursuant to Statement on Auditing Standards No. 61

(“SAS 61”) and may otherwise consider in connection with its review of any difficulties that the auditor may have encountered with management or others:

(i)	any restrictions on the scope of the independent auditors’ activities or access to requested information;

(ii)	any accounting adjustments that were noted or proposed by the auditors but were “passed” (as immaterial or otherwise);

(iii)	any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement;

(iv)	any management or internal control letter issued, or proposed to be issued, by the auditors; and

(v)	any significant disagreements between the Company’s management and the independent auditors.

•	The Audit Committee shall review and discuss with the independent auditors the report required to be delivered by such auditors pursuant to Section 10A(k) of the Exchange Act.

•	If brought to the attention of the Audit Committee, the Audit Committee shall discuss with the CEO and CFO of the Company (1) all significant deficiencies and material weaknesses in the design or operation of internal controls and procedures for financial reporting which could adversely affect the Company’s ability to record, process, summarize and report financial information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, within the time periods specified in the SEC’s rules and forms, and (2) any fraud involving management or other employees who have a significant role in the Company’s internal controls and procedures for financial reporting.

•	Based on the Audit Committee’s review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor concerning the independent auditor’s independence, the Audit Committee shall make a recommendation to the Board as to whether the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-KSB for the last fiscal year.

•	The Audit Committee shall prepare the Audit Committee report required by Item 306 of Regulation S-B of the Exchange Act (or any successor provision) to be included in the Company’s annual proxy statement.

D.    UNAUDITED QUARTERLY FINANCIAL STATEMENTS

•	The Audit Committee shall discuss with management and the independent auditor, such issues as may be brought to the Audit Committee’s attention by the independent auditor pursuant to Statement on Auditing Standards No. 71.

E.    PROCEDURES FOR ADDRESSING COMPLAINTS AND CONCERNS

•	The Audit Committee shall establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•	The Audit Committee may review and reassess the adequacy of these procedures periodically and adopt any changes to such procedures that the Audit Committee deems necessary or appropriate.

F.    REGULAR REPORTS TO THE BOARD

•	The Audit Committee shall regularly report to and review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the independent auditors, the performance of the internal audit function and any other matters that the Audit Committee deems appropriate or is requested to review for the benefit of the Board.

VI.    ADDITIONAL AUTHORITY

The Audit Committee is authorized, on behalf of the Board, to do any of the following as it deems necessary or appropriate:

A.    ENGAGEMENT OF ADVISORS

•	The Audit Committee may engage independent counsel and such other advisors it deems necessary or advisable to carry out its responsibilities and powers, and, if such counsel or other advisors are engaged, shall determine the compensation or fees payable to such counsel or other advisors.

B.    LEGAL AND REGULATORY COMPLIANCE

•	The Audit Committee may discuss with management and the independent auditor the legal and regulatory requirements applicable to the Company and its subsidiaries and the Company’s compliance with such requirements. The Audit Committee may, if it determines it to be appropriate, make recommendations to the Board or other committees of the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations.

•	The Audit Committee may discuss with management legal matters (including pending or threatened litigation) that may have a material effect on the Company’s financial statements or its compliance policies and procedures.

C.    GENERAL

•	The Audit Committee may form and delegate authority to subcommittees consisting of one or more of its members as the Audit Committee deems appropriate to carry out its responsibilities and exercise its powers.

•	The Audit Committee may perform such other oversight functions as may be requested by the Board from time to time.

•	In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditor and such experts, advisors and professionals as may be consulted with by the Audit Committee.

•	The Audit Committee is authorized to request that any officer or employee of the Company, the Company’s outside legal counsel, the Company’s independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company’s financial statements or determining whether the Company’s financial statements are complete, accurate and in accordance with GAAP. Such responsibilities are the duty of management and, to the extent of the independent auditor’s audit responsibilities, the independent auditor. In addition, it is not the duty of the Audit Committee to conduct investigations or to assure compliance with laws and regulations or the Company’s Code of Ethics.

REVOCABLE PROXY

SERVICE BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS — OCTOBER 24, 2006

The undersigned hereby appoints Pamela J. Montpelier and Dana S. Philbrook, and each of them, with full powers of substitution to act as Proxies for the undersigned to vote all shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at The Hawthorne Suites, 385 Upper Union Square, Franklin, Massachusetts, on Tuesday, October 24, 2006, at 3:00 p.m. Eastern standard time. The Proxies are each authorized to cast all votes to which the undersigned is entitled as follows:

1.	The election as Directors of all nominees listed below:

☐ FOR (except as marked to the contrary below)            ☐ VOTE WITHHELD

Paul V. Kenney, Lawrence E. Novick and Michael J. Sheehan

(INSTRUCTIONS: To withhold your vote for one or more nominees, write the nominee’s name on the line below.)

2.	The ratification of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2007.

☐ FOR            ☐ AGAINST            ☐ ABSTAIN

The Board of Directors recommends a vote “FOR” each of the listed proposals.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said Proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a Proxy Statement dated September 25, 2006, and the audited financial statements of the Company for the fiscal year ended June 30, 2006. The undersigned hereby confers upon the Proxies, and each of them, discretionary authority (i) to consider and act upon such matters, other than the business set forth herein, as may property come before the Annual Meeting for which the Company did not receive timely notice of the matter in accordance with the Company’s by-laws; (ii) with respect to the election of directors in the event that any of the nominees is unable or unwilling, with good cause, to serve; and (iii) with respect to such other matters upon which discretionary authority may be conferred.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS AT THE PRESENT TIME. THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

☐ Check Box if You Plan to Attend the Annual Meeting

Dated:

(Print name of Stockholder)

Signature of Stockholder

(Print name of Stockholder)

Signature of Stockholder

Note:	Please sign exactly as your name appears on this card. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title.

Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.